UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2011
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NATIVE AMERICAN ENERGY GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-54088	65-0777304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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108-18 Queens Blvd Suite 901
Forest Hills NY 11375
(Address of principal executive offices, including zip code)

(718) 408-2323
(Registrant’s telephone number, including area code)
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Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 29, 2011, Native American Energy Group, Inc. (the “Company”) entered into a Strategic Consulting Agreement (the “Agreement”) with Insource Insight Services, LLC (“Insight”), pursuant to which Insight will, among other things, provide advice to, and consult with, the Company on business planning, financial strategy, financial strategy implementation, and corporate structure (collectively, the “Services”). The Agreement is non-exclusive to both parties thereto and has an initial term of six (6) months (the “Engagement Period”), commencing on May 16, 2011 and ending on November 15, 2011.

In consideration for the Services, the Company issued to Insight, upon execution of the Agreement, 3,250,000 restricted shares of its common stock (the “Shares”) and agreed to pay Insight $10,000 per month for the first three months of the Engagement Period and $10,000 per month for each month after the expiration of the Engagement Period that the Company reaches certain milestones.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement attached hereto as Exhibit 10.1, and is incorporated herein by reference.

ITEM 3.02  UNREGISTERED SALE OF SECURITIES

The following contains information regarding our sale to an accredited investor of securities that were not registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities qualified for exemption under Section 4(2) of the Securities Act because the issuance of securities by us did not involve a “public offering”. The offering was not a “public offering” due to the insubstantial number of persons involved in the transaction and the size and manner of the sale. We did not undertake an offering in which we sold a high number of securities to a high number of investors.

In addition, the investor had the necessary investment intent as required by Section 4(2) of the Securities Act since such investor agreed to, and received, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering”. No advertising or general solicitation was employed in offering these securities. Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act and were deemed to be exempt under Rule 506 of Regulation D and Section 4(2) of the Securities Act.

The information contained in Item 1.01 above is incorporated by this reference into this Item 3.02.

ITEM 9.01  EXHIBITS.

(d)      Exhibits.

Exhibit No.	Description

10.1	Strategic Consulting Agreement, dated May 29, 2011, by and between the Company and Insource Insight Services, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIVE AMERICAN ENERGY GROUP, INC.

Dated: June 23, 2011	By:	/s/ Joseph G. D’Arrigo
Joseph G. D’Arrigo Chief Executive Officer